UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     April 25, 2018

MEDALLION FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

811-09744	04-3291176
(Commission File Number)	(IRS Employer Identification Number)

437 Madison Avenue

New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code    (212) 328-2100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

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ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On April 25, 2018, the Board of Directors of Medallion Financial Corp. (the “Company”) approved an amendment and restatement of the Company’s by-laws (the “Amended and Restated By-Laws”), effective immediately, to (i) eliminate references to the Investment Company Act of 1940 (the “1940 Act”) and requirements of the 1940 Act and (ii) make certain conforming and ministerial changes. Such changes were made as a result of the Company’s withdrawal of its election to be regulated as a business development company under the 1940 Act.

The foregoing description of the Amended and Restated By-Laws is qualified in its entirety by reference to the Amended and Restated By-Laws, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

ITEM 5.05. AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

For the reasons set forth in Item 5.03 above, on April 25, 2018, the Board of Directors of the Company approved an amendment and restatement of the Company’s Code of Ethical Conduct and Insider Trading Policy (the “Amended Code of Ethics”), effective immediately, to (i) eliminate references to the 1940 Act and requirements of the 1940 Act and (ii) make certain conforming and ministerial changes.

The foregoing description of the Amended Code of Ethics is qualified in its entirety by reference to the Amended Code of Ethics, which is attached hereto as Exhibit 14.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Medallion Financial Corp.

14.1	Code of Ethical Conduct and Insider Trading Policy.

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Medallion Financial Corp.

14.1	Code of Ethical Conduct and Insider Trading Policy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALLION FINANCIAL CORP.

By:	/s/ Larry D. Hall
Name: Larry D. Hall
Title: Chief Financial Officer

Date: April 27, 2018

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